Q1 FY 2016 Financial Results

Exhibit 99.2

March 10, 2016

Verifone®

Forward-Looking Statements

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Verifone's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Verifone's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Non-Gaap Financial Measures

With respect to any non-GAAP financial measures presented in the information, reconciliations of non-GAAP to GAAP financial measures may be found in Verifone's quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate Verifone's performance and to compare Verifone's current results with those for prior periods as well as with the results of peer companies. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

AGENDA

Paul Galant

- Highlights - Q1 '16
- Payment Device Market
- Our Services Business
- North America & International Markets

Marc Rothman

- Financial Results
- Revenue & Gross Margin by Business Units
- Operating Expenses
- Revenue by Geography
- Cash & Debt
- Balance Sheet & Working Capital Metrics
- Cash Flow
- Guidance

Q&A

Highlights - Q1 '16

For **11 consecutive quarters**, we are

DOING WHAT WE SAY WE ARE GOING TO DO

514m
Revenue

5%
Growth YoY

12%
Constant Currency Growth

13%
Constant Currency with Acquisitions

48¢
Per Share

9%
EPS Growth YoY

Payment Device Market


$3.0 B
$1.1 B
2013
CAGR of 7% - 8%
$3.7 B
$1.4 B
2016
$4.9 B
2020

1

Accelarating electronic payment adoption in emerging markets

2

Growing demand for mobile POS devices

3

Enhanced security standards such as EMV and P2PE

4

Evolution of point of purchase creating opportunities for integrated POS and unattended payment solutions

Our Services Business

1 Device Services

- Field installations
- Repair services
- Call center support
- Device leasing

2 Payment & Security Services

- Payment gateways
- Reporting
- Encryption
- Tokenization
- Secure Commerce Architecture
- Professional services

3 Commerce Services

- Digital media
  - Targeted campaigns
- Commerce platform & App Marketplace
  - Card linked offers
  - Pay with points
  - Third party apps

4 Omni-commerce Services

- Physical, mobile, e-commerce and call center sales channels
- Global omni-channel platform in partnership with Visa

GROWING 8-10% PER ANNUM

Verifone's Evolution from Devices to Services

Case study: North America Tier 1 Client

Systems

15,000 Mx8 series Multi-lane devices

Services

Device services

Systems

15,000 Mx9 series Multi-lane devices
9,000 e355 mPOS devices

Services

Device services, Payment & Security services, Commerce services & Omni-commerce services



$330 LTR / Lane
90%
10%
$471 LTR / Lane
74.5%
24.5%
Revenue
2010
2011
2012
2013
2014
Device Vendor
2015
2016
2017
2018
2019
Service Provider
Services
Systems

North America & International Markets

North America

$236m - Record quarter
EMV business in Hospitality, SMB & Petrol
Services to grow double-digit in 2016
By 2020, Services revenue contribution to be 45%

Latin America

Launching the first of our three new low cost mPOS devices in Brazil
Piloting our Engage devices with our global Gateway in Mexico
Awarded a major services deal with a leading Latin American acquirer

Europe

Our systems revenue grew faster than the market in 6 European countries
Our Annuity business grew by winning key retailers such as Auchan, Waitrose & Kesko

China

Achieved China National Entity Certification
Secured 7 new product certifications
Launching our low cost product family to the ISO market

Rest of Asia

Malaysia: First in the market for Chip Card Spec certification
Japan: Achieved certification for our Engage series Pinpad
India: First order for a new biometric device received

INVESTOR & ANALYST DAY ON NOVEMBER 2ND, 2016 IN NEW YORK

Non-GAAP Financial Results

$ in millions, except EPS	Q1 '15	Q4 '15	Q1 '16	Q1 '16 % SEQ	Q1 '16 % YoY
Net Revenues	487	514	514	0%	5%
Gross Margin	206	223	220	(1)%	7%
% of Revenue	42.4%	43.4%	42.8%	(0.6)pts	0.4pts
Operating Income	70	76	72	(5)%	3%
% of Revenue	14.4%	14.8%	14.1%	(0.7)pts	(0.3)pts
Net Income*	51	56	54	(4)%	6%
EPS	0.44	0.49	0.48	(2)%	9%
Operating Cash Flow*	41	81	63	(22)%	53%
Free Cash Flow*	22	52	33	(38)%	51%

*Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders. *Operating Cash Flow = GAAP net cash provided by operating activities. *A reconciliation of our GAAP to Non-GAAP financial measures, including Free Cash Flow, can be found in the appendix section

Non-GAAP Revenue & Gross Margin* by Business Units



Services
Systems
REVENUE
$174m
$313m
$487m
$175m
$339m
$514m
$176m
$338m
$514m
MARGIN
42.4%
42.4%
42.4%
43.9%
43.2%
43.4%
41.8%
43.4%
42.8%
Q1 '15
Q4 '15
Q1 '16

*A reconciliation of our GAAP to Non-GAAP net revenues and gross margin can be found in the appendix section

Non-GAAP Operating Expenses*


R&D
Sales & Marketing
General & Administrative
$46m
9%
$50m
10%
$40m
8%
$136m
28.0%
of revenue
Q1 '15
$50m
10%
$53m
10%
$44m
9%
$147m
28.6%
of revenue
Q4 '15
$50m
10%
$52m
10%
$46m
9%
$148m
28.8%
of revenue
Q1 '16

*A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section

Non-GAAP Revenue* by Geography

$ in millions	Q1 '15	Q4 '15	Q1 '16	Q1 '16 % Seq	Q1 '16 % YoY	Q1 '16 Organic YoY	Q1 '16 Organic YoY Constant Currency
North America	160	230	236	3%	47%	46%	47%
Latin America	71	63	55	(13)%	(23)%	(23)%	(4)%
EMEA	181	164	170	4%	(6)%	(8)%	2%
Asia	75	57	53	(8)%	(30)%	(30)%	(22)%
Total	**487**	**514**	**514**	0%	5%	4%	12%


North America
EMEA
Latin America
Asia Pacific
Q1 '15
33%
37%
15%
15%
Q4 '15
45%
32%
12%
11%
Q1 '16
46%
33%
11%
10%

*A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section

Cash & Debt*


$249m
$230m
$264m
$250m
$241m
$234m
$242m
$209m
$186m
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Total Cash


$751m
$710m
$660m
$633m
$622m
$609m
$572m
$590m
$747m
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Net Debt


$1,000m
$940m
$924m
$883m
$863m
$843m
$814m
$799m
$933m
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Gross Debt

Debt Statistics

As of 31 Jan 2016

Short Term	$49m
Long Term	$883m
Outstanding	$933m

Credit Ratings

S&P	BB
Moody's	Ba2

*Debt issuance costs are reflected as a reduction of gross debt due to newly issued accounting principles

Balance Sheet & Working Capital Metrics

$ in millions	Q115 $	Q115 Days	Q415 $	Q415 Days	Q116 $	Q116 Days
Accounts Receivables	287	53	362	63	356	62
Inventories	138	42	130	39	137	41
Accounts Payable	146	47	189	59	185	57
Cash Conversion Cycle	-	48	-	44	-	46

Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues multiplied by 90 days. Inventory Days is calculated as Average Inventory divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days. Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days. Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days. A reconciliation of our GAAP to Non-GAAP total net revenues and GAAP to Non-GAAP total cost of net revenues can be found in the appendix section

Cash Flow*



$32m
$57m
$59m
$52m
$41m
$56m
$71m
$81m
$63m
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Operating Cash Flow



$11m
$36m
$38m
$29m
$22m
$27m
$42m
$52m
$33m
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Free Cash Flow

Operating Cash Flow
$63m

CapEx
$31m

Free Cash Flow
$33m

*Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure. A reconciliation of our GAAP net cash provided by operating activities to Free Cash Flow can be found in the appendix section

Guidance*

	Q216	Full Year FY16
Non-GAAP Net Revenues	$530m	$2.150B - $2.170B
Non-GAAP EPS	$0.51 - $0.52	$2.21 - $2.24
Non-GAAP Effective Tax Rate	14.5%	14.5%
Non-GAAP Fully Diluted Shares	111.6m	110.9m

Other Items	Full Year FY16
Non-GAAP Operating Margins	15.3%
Free Cash Flow	$175m
Capital Expenditures	$110m

*Reconciliations to GAAP of these forward-looking Non-GAAP financial measures, be found in the appendix section

Q&A

APPENDIX

Reconciliation of GAAP to Non-GAAP Key Metrics Q116

(In millions, except per share data and percentages)

	Note	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended January 31, 2016							
GAAP		**$ 513.5**	**$ 215.3**	**41.9%**	**$ 36.2**	**$ 2.0**	**$ 23.5**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.1	0.1		0.1	—	0.1
Amortization of purchased intangible assets	D	—	3.9		23.5	—	23.5
Other merger and acquisition related expenses	D	—	—		2.0	—	0.9
Stock based compensation	E	—	0.8		10.5	—	10.5
Restructuring charges	F	—	(0.1)		(0.1)	—	(0.1)
Other charges and income	F	—	—		—	—	2.5
Income tax effect of non-GAAP exclusions	G	—	—		—	7.2	(7.2)
Non-GAAP		$ 513.6	$ 220.0	42.8%	$ 72.2	$ 9.2	$ 53.7

	Weighted average number of shares used in computing net income per share:		Net income per share attributable to VeriFone Systems, Inc. stockholders (1)	
	Basic	Diluted	Basic	Diluted
GAAP	**111.3**	**112.4**	**$ 0.21**	**$ 0.21**
Non-GAAP	111.3	112.4	$ 0.48	$ 0.48

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A-G at the end of the appendix

Reconciliation of GAAP to Non-GAAP Key Metrics Q415

(In millions, except per share data and percentages)	*Note*	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended October 31, 2015							
GAAP		**$ 514.1**	**$ 216.4**	**42.1%**	**$ 33.8**	**$ (11.7)**	**$ 38.2**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.1	0.1		0.1	—	0.1
Amortization of purchased intangible assets	D	—	4.5		24.1	—	24.1
Other merger and acquisition related expenses	D	—	0.3		1.1	—	(1.8)
Stock based compensation	E	—	1.0		10.0	—	10.0
Restructuring charges	F	—	0.1		1.2	—	1.2
Other charges and income	F	—	0.8		5.7	—	5.7
Income tax effect of non-GAAP exclusions	G	—	—		—	21.3	(21.3)
Non-GAAP		$ 514.2	$ 223.2	43.4%	$ 76.0	$ 9.6	$ 56.2

	Weighted average number of shares used in computing net income per share:		Net income per share attributable to VeriFone Systems, Inc. stockholders (1)	
	Basic	**Diluted**	**Basic**	**Diluted**
GAAP	**114.4**	**115.6**	**$ 0.33**	**$ 0.33**
Non-GAAP	114.4	115.6	$ 0.49	$ 0.49

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A-G at the end of the appendix

Reconciliation of GAAP to Non-GAAP Key Metrics Q115

(In millions, except per share data and percentages)	*Note*	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision (benefit)	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended January 31, 2015							
GAAP		**$ 486.2**	**$ 199.2**	**41.0%**	**$ 23.2**	**$ 1.4**	**$ 13.8**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.7	0.7		0.7	—	0.7
Amortization of purchased intangible assets	D	—	4.7		27.0	—	27.0
Other merger and acquisition related expenses	D	—	0.3		0.7	—	(1.9)
Stock based compensation	E	—	0.7		12.2	—	12.2
Restructuring charges	F	—	—		1.4	—	1.4
Other charges and income	F	—	0.8		4.9	—	4.9
Income tax effect of non-GAAP exclusions	G	—	—		—	7.3	(7.3)
Non-GAAP		$ 486.9	$ 206.4	42.4%	$ 70.1	$ 8.7	$ 50.8

	Weighted average number of shares used in computing net income per share: Basic	Weighted average number of shares used in computing net income per share: Diluted	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Basic	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Diluted
GAAP	**113.4**	**115.5**	**$ 0.12**	**$ 0.12**
Non-GAAP	113.4	115.5	$ 0.45	$ 0.44

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A-G at the end of the appendix

Reconciliation of GAAP to Non-GAAP Gross Margin

(In millions, except percentages)	*Note*	Systems net revenues	Services net revenues	Total net revenues	Total cost of net revenues	Systems gross margin	Services gross margin	Total gross margin
Three Months Ended January 31, 2016								
GAAP		**$ 337.6**	**$ 175.9**	**$ 513.5**	**$ 298.2**	**$ 142.8**	**$ 72.5**	**$ 215.3**
Merger, acquisition and restructure related	D,F	—	0.1	0.1	(3.9)	3.1	0.8	3.9
Stock based compensation	E	—	—	—	(0.8)	0.5	0.3	0.8
Other charges and income	F	—	—	—	—	—	—	—
Non-GAAP		$ 337.6	$ 176.0	$ 513.6	$ 293.5	$ 146.4	$ 73.6	$ 220.0
Percentage of Non-GAAP net revenues		65.7%	34.3%		57.1%	43.4%	41.8%	42.8%
Three Months Ended October 31, 2015								
GAAP		**$ 338.9**	**$ 175.2**	**$ 514.1**	**$ 297.7**	**$ 141.0**	**$ 75.4**	**$ 216.4**
Merger, acquisition and restructure related	D,F	—	0.1	0.1	(4.9)	4.0	1.0	5.0
Stock based compensation	E	—	—	—	(1.0)	0.5	0.5	1.0
Other charges and income	F	—	—	—	(0.8)	0.8	—	0.8
Non-GAAP		$ 338.9	$ 175.3	$ 514.2	$ 291.0	$ 146.3	$ 76.9	$ 223.2
Percentage of Non-GAAP net revenues		65.9%	34.1%		56.6%	43.2%	43.9%	43.4%
Three Months Ended January 31, 2015								
GAAP		**$ 313.4**	**$ 172.8**	**$ 486.2**	**$ 287.0**	**$ 127.8**	**$ 71.4**	**$ 199.2**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.7	0.7	—	—	0.7	0.7
Merger, acquisition and restructure related	D,F	—	—	—	(5.0)	4.6	0.4	5.0
Stock based compensation	E	—	—	—	(0.7)	0.5	0.2	0.7
Other charges and income	F	—	—	—	(0.8)	—	0.8	0.8
Non-GAAP		$ 313.4	$ 173.5	$ 486.9	$ 280.5	$ 132.9	$ 73.5	$ 206.4
Percentage of Non-GAAP net revenues		64.4%	35.6%		57.6%	42.4%	42.4%	42.4%

See explanatory notes for A-G at the end of the appendix

Reconciliation of GAAP to Non-GAAP Operating Expenses

(In millions, except percentages)	*Note*	Research and development	Sales and marketing	General and administrative	Total
Three Months Ended January 31, 2016					
GAAP		**$ 51.7**	**$ 55.0**	**$ 52.8**	**$ 159.5**
Merger, acquisition and restructure related	D,F	(0.1)	0.5	(2.4)	(2.0)
Stock based compensation	E	(1.9)	(3.3)	(4.5)	(9.7)
Other charges and income	F	—	—	—	—
Non-GAAP		$ 49.7	$ 52.2	$ 45.9	$ 147.8
As a percentage of total Non-GAAP net revenues		10%	10%	9%	29%
Three Months Ended October 31, 2015					
GAAP		**$ 51.0**	**$ 58.1**	**$ 53.9**	**$ 163.0**
Merger, acquisition and restructure related	D,F	—	(0.8)	(1.1)	(1.9)
Stock based compensation	E	(1.1)	(4.0)	(4.0)	(9.1)
Other charges and income	F	—	—	(4.8)	(4.8)
Non-GAAP		$ 49.9	$ 53.3	$ 44.0	$ 147.2
As a percentage of total Non-GAAP net revenues		10%	10%	9%	29%
Three Months Ended January 31, 2015					
GAAP		**$ 48.9**	**$ 57.4**	**$ 47.4**	**$ 153.7**
Merger, acquisition and restructure related	D,F	(0.1)	(0.7)	(1.0)	(1.8)
Stock based compensation	E	(2.7)	(4.1)	(4.6)	(11.4)
Other charges and income	F	(0.5)	(2.2)	(1.5)	(4.2)
Non-GAAP		$ 45.6	$ 50.4	$ 40.3	$ 136.3
As a percentage of total Non-GAAP net revenues		9%	10%	8%	28%

See explanatory notes for A-G at the end of the appendix

Reconciliation of GAAP to Non-GAAP Net Revenues

$ in millions	GAAP net revenues	Amortization of step-down in deferred revenue at acquisition	Non-GAAP net revenues	Net revenues from businesses acquired in the past 12 months	Non-GAAP organic net revenues	Constant currency adjustment	Non-GAAP net revenues at constant currency
Note		(A)	(A)	(B)	(B)	(C)	(C)
Three Months Ended January 31, 2016							
North America	$ 235.7	$ —	$ 235.7	$ (0.9)	$ 234.8	$ 0.5	$ 235.3
Latin America	54.8	—	54.8	—	54.8	13.1	67.9
EMEA	170.3	0.1	170.4	(4.3)	166.1	17.2	183.3
Asia-Pacific	52.7	—	52.7	—	52.7	5.7	58.4
Total	$ 513.5	$ 0.1	$ 513.6	$ (5.2)	$ 508.4	$ 36.5	$ 544.9
Total with acquisitions	$ 513.5	$ 0.1	$ 513.6	n/a	n/a	$ 37.2	$ 550.8
Three Months Ended October 31, 2015							
North America	$ 229.9	$ —	$ 229.9				
Latin America	62.8	—	62.8				
EMEA	164.1	0.1	164.2				
Asia-Pacific	57.3	—	57.3				
Total	$ 514.1	$ 0.1	$ 514.2				
Three Months Ended January 31, 2015							
North America	$ 160.3	$ 0.1	$ 160.4				
Latin America	71.1	—	71.1				
EMEA	180.0	0.5	180.5				
Asia-Pacific	74.8	0.1	74.9				
Total	$ 486.2	$ 0.7	$ 486.9				

See explanatory notes for A-G at the end of the appendix

Reconciliation of operating cash flow to free cash flow

$ in millions	*Note*	Three Months Ended January 31, 2016	Three Months Ended October 31, 2015	Three Months Ended July 31, 2015	Three Months Ended April 30, 2015
Free Cash Flow					
GAAP net cash provided by operating activities	H	$ 63.2	$ 80.5	$ 71.4	$ 56.3
Less: GAAP capital expenditures	H	(30.6)	(28.0)	(29.6)	(29.3)
Free cash flow	H	$ 32.6	$ 52.5	$ 41.8	$ 27.0

$ in millions	*Note*	Three Months Ended January 31, 2015	Three Months Ended October 31, 2014	Three Months Ended July 31, 2014	Three Months Ended April 30, 2014
Free Cash Flow					
GAAP net cash provided by operating activities	H	$ 41.1	$ 51.6	$ 58.9	$ 56.5
Less: GAAP capital expenditures	H	(19.6)	(22.2)	(20.9)	(21.0)
Free cash flow	H	$ 21.5	$ 29.4	$ 38.0	$ 35.5

$ in millions	*Note*	Three Months Ended January 31, 2014	Three Months Ended October 31, 2013	Three Months Ended July 31, 2013	Three Months Ended April 30, 2013
Free Cash Flow					
GAAP net cash provided by operating activities	H	$ 31.9	$ 54.9	$ 49.0	$ 79.2
Less: GAAP capital expenditures	H	(20.9)	(17.2)	(18.1)	(21.4)
Free cash flow	H	$ 11.0	$ 37.7	$ 30.9	$ 57.8

See explanatory notes for H at the end of the appendix

Explanatory Notes to reconciliations of GAAP to non-GAAP items

Note A: Non-GAAP net revenues. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition.

Note B: Non-GAAP organic net revenues. "Non-GAAP organic net revenues" is a non-GAAP financial measure of net revenues excluding "net revenues from businesses acquired in the past 12 months" (as defined below). Verifone determines non-GAAP organic net revenues by deducting net revenues from businesses acquired in the past 12 months from non-GAAP net revenues. This non-GAAP measure is used to evaluate Verifone net revenues without the impact of net revenues from acquired businesses, as Verifone analyzes performance both with and without the impact of our recent acquisitions.

Net revenues from businesses acquired in the past 12 months consists of net revenues derived from the sales channels of acquired resellers and distributors, and net revenues from System solutions and Services attributable to businesses acquired in the 12 months preceding the respective financial quarter(s). For acquisitions of small businesses that are integrated within a relatively short time after the close of the acquisition, we assume quarterly net revenues attributable to such acquired businesses during the 12 months following acquisition remain at the same level as in the first full quarter after the acquisition closed. During periods prior to our acquisition of former customers, net revenues from businesses acquired in the past 12 months consists of sales by Verifone to that former customer for that period.

Note C: Non-GAAP net revenues at constant currency. Verifone determines non-GAAP net revenues at constant currency by recomputing non-GAAP net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations.

Note D: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of merger and acquisitions. Acquisition related adjustments include the amortization of intangible assets, fixed asset fair value adjustments, contingent consideration adjustments, incremental costs associated with acquisitions, acquisition integration expenses and changes in estimate on contingencies that existed at the time of acquisition.

Note E: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation.

Note F: Other Charges and Income. Verifone excludes certain expenses and other income (expense) that are the result of unique or unplanned events, such as certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, and restructure and impairment charges related to certain exit activities initiated as part of our global transformation initiatives and foreign exchange losses related to obligations denominated in currencies of a hyper inflationary economy.

Note G: Income Tax Effect of Non-GAAP exclusions. Income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our medium to long term estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision (benefit) as a percentage of Income (loss) before income taxes was 7.8% for the fiscal quarter ended January 31, 2016, (43.7)% for the fiscal quarter ended October 31, 2015, and 9.0% for the fiscal quarter ended January 31, 2015. For non-GAAP purposes, we used a 14.5% rate for all periods presented.

Note H: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures.